UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2021

OppFi Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39550	85-1648122
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 E. Randolph Street, Suite 3400 Chicago, Illinois 60601
(Address of principal executive offices, including zip code)

(312) 212-8079

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OPFI	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	OPFI WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 26, 2021, OppFi Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) in connection with its business combination with Opportunity Financial, LLC (“OppFi”). The purpose of this amendment to the Original Report is to provide (i) the unaudited consolidated financial statements of OppFi and the accompanying notes required by Item 9.01(a) of Form 8-K, as of June 30, 2021 and 2020 and for the six months ended June 30, 2021 and 2020 (the “Interim Financial Statements”), and (ii) the unaudited pro forma combined financial statements and the accompanying notes required by Item 9.01(b) of Form 8-K, as of June 30, 2021, for the six months ended June 30, 2021 and for the year ended December 31, 2020 (the “Pro Forma Financial Statements”), which information was excluded from the Original 8-K in reliance upon the instructions to such items, as well as to provide OppFi’s Management’s Discussion and Analysis of Financial Condition and Results of Operations relating to the Interim Financial Statements.

The Pro Forma Financial Statements included in this Amendment No. 1 to the Original Report (the “Amended Report”) have been presented for informational purposes, are based on various adjustments and assumptions and are not necessarily indicative of what the Company’s consolidated statement of operations or consolidated statement of financial condition actually would have been had the business combination and other adjustments been completed as of the dates indicated or will be for any future periods.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The Interim Financial Statements are filed as Exhibit 99.1 to this Amended Report and incorporated herein by reference.

(b) Pro forma financial information.

The Pro Forma Financial Statements are filed as Exhibit 99.2 to this Amended Report and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Unaudited Consolidated Financial Statements of Opportunity Financial, LLC as of June 30, 2021 and December 31, 2020, and for the six months ended June 30, 2021 and 2020.

99.2	Unaudited pro forma combined balance sheet of OppFi Inc. as of June 30, 2021 and the unaudited pro forma combined statements of income of OppFi Inc. for the six months ended June 30, 2021, and for the year ended December 31, 2020.

99.3	Opportunity Financial, LLC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the six months ended June 30, 2021 and 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPPFI INC.

By:	/s/ Shiven Shah
Shiven Shah Chief Financial Officer

Dated: August 10, 2021